     As filed with Securities and Exchange Commission on February 13, 2003
                                                      Registration No. 333-73672

                                                                       811-04901

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 1       [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 1              [X]

                  General American Life Separate Account Eleven
                           (Exact Name of Registrant)
                     General American Life Insurance Company
                               (Name of Depositor)
                                700 Market Street
                               St. Louis, MO 63101
              (Address of depositor's principal executive offices)
                               -------------------
                                 MARIE C. SWIFT
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [X] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

                        AMERICAN VISION SERIES VUL 2002

                                Flexible Premium

                        Variable Life Insurance Policies

                                   Issued by

                  General American Separate Account Eleven of

                    General American Life Insurance Company

                               700 Market Street

                           St. Louis, Missouri 63101

                                 (314) 231-1700


    This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by General American Life Insurance Company ("General American").




    You allocate net premiums among the investment Divisions of General American's Separate Account Eleven (the "Separate Account"). Each Division of the Separate Account invests in shares of an Eligible Fund. The Eligible Funds are:


NEW ENGLAND ZENITH FUND

State Street Research Money Market Series

State Street Research Bond Income Series

Alger Equity Growth Series

Davis Venture Value Series

Harris Oakmark Focused Value Series


METROPOLITAN SERIES FUND, INC.

Janus Mid Cap Portfolio

Russell 2000(R) Index Portfolio

Putnam International Stock Portfolio

Met Life Stock Index Portfolio

MetLife Mid Cap Stock Index Portfolio

Morgan Stanley EAFE(R) Index Portfolio

Lehman Brothers(R) Aggregate Bond Index Portfolio

State Street Research Aurora Portfolio

Janus Growth Portfolio

Neuberger Berman Partners Mid Cap Value Portfolio

T. Rowe Price Large Cap Growth Portfolio

Harris Oakmark Large Cap Value Portfolio

T. Rowe Price Small Cap Growth Portfolio

State Street Research Large Cap Value Portfolio

State Street Research Diversified Portfolio


MET INVESTORS SERIES TRUST

MFS Mid Cap Growth Portfolio

PIMCO Innovation Portfolio

Met/AIM Mid Cap Core Equity Portfolio

Met/AIM Small Cap Growth Portfolio

PIMCO Total Return Portfolio

State Street Research Concentrated International Portfolio


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Asset Manager Portfolio

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Overseas Portfolio


AMERICAN FUNDS INSURANCE SERIES

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds Global Small Capitalization Fund

SEI INSURANCE PRODUCTS TRUST

VP Large Cap Value Fund

VP Large Cap Growth Fund

VP Small Cap Value Fund

VP Small Cap Growth Fund

VP International Equity Fund

VP Emerging Markets Equity Fund

VP Core Fixed Income Fund

VP High Yield Bond Fund

VP Emerging Markets Debt Fund

    You receive State Street Research Money Market Division performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

    You may also allocate net premiums to our General Account in most states. Special limits apply to General Account transfers, premium allocations and withdrawals.





    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.



                                  MAY 1, 2003

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-8
     Transaction Fees.......................................    A-8
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-9
     Annual Eligible Fund Operating Expenses................   A-12
HOW THE POLICY WORKS........................................   A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE ELIGIBLE FUNDS....   A-16
     The Company............................................   A-16
     The Separate Account...................................   A-16
     The Eligible Funds.....................................   A-16
     Share Classes of the Eligible Funds....................   A-19
     Voting Rights..........................................   A-19
     Rights Reserved by General American....................   A-19
THE POLICIES................................................   A-20
     Purchasing a Policy....................................   A-20
     Replacing Existing Insurance...........................   A-20
     Policy Owner and Beneficiary...........................   A-20
     24 Month Conversion Right..............................   A-21
     Change of Insured Person...............................   A-21
PREMIUMS....................................................   A-22
     Flexible Premiums......................................   A-22
     Amount Provided for Investment under the Policy........   A-22
     Right to Examine Policy................................   A-23
     Allocation of Net Premiums.............................   A-23
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S
  ADMINISTRATIVE OFFICE.....................................   A-24
     Payment of Proceeds....................................   A-24
CASH VALUE..................................................   A-24
DEATH BENEFITS..............................................   A-25
     Death Proceeds Payable.................................   A-26
     Change in Death Benefit Option.........................   A-27
     Increase in Face Amount................................   A-27
     Reduction in Face Amount...............................   A-27
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-28
     Surrender..............................................   A-28
     Partial Withdrawal.....................................   A-28
TRANSFERS...................................................   A-30
     Transfer Option........................................   A-30
     Dollar Cost Averaging/Portfolio Rebalancing............   A-30
LOANS.......................................................   A-31

                                                              PAGE
                                                              -----
LAPSE AND REINSTATEMENT.....................................   A-32
     Lapse..................................................   A-32
     Reinstatement..........................................   A-33
ADDITIONAL BENEFITS BY RIDER................................   A-33
THE GENERAL ACCOUNT.........................................   A-34
     General Description....................................   A-34
     Values and Benefits....................................   A-34
     Policy Transactions....................................   A-34
CHARGES.....................................................   A-35
     Deductions from Premiums...............................   A-36
     Surrender Charge.......................................   A-36
     Partial Withdrawal Charge..............................   A-37
     Transfer Charge........................................   A-37
     Monthly Deduction from Cash Value......................   A-38
     Loan Interest Spread...................................   A-40
     Charges Against the Eligible Funds and the Divisions of
      the Separate Account..................................   A-40
TAX CONSIDERATIONS..........................................   A-40
     Introduction...........................................   A-40
     Tax Status of the Policy...............................   A-40
     Tax Treatments of Policy Benefits......................   A-41
     General American's Income Taxes........................   A-44
DISTRIBUTION OF THE POLICIES................................   A-44
LEGAL PROCEEDINGS...........................................   A-45
FINANCIAL STATEMENTS........................................   A-45
GLOSSARY....................................................   A-46
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-47

                         SUMMARY OF BENEFITS AND RISKS



This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.



BENEFITS OF THE POLICY



DEATH PROCEEDS. The policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.



CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:


     -- a level death benefit that equals the Policy's face amount, and


     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.



The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year and prior to the insured's age 100 (age 85 in Florida and Oregon), you may change your death benefit option. A change in death benefit option may have tax consequences.



PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.



RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.



INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-three investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our General Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.



PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the Right to Examine the Policy period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per year. Partial withdrawals may have tax consequences.



TRANSFERS. You may transfer your Policy's cash value among the Divisions or between the Divisions and the General Account. We may limit the number of transfers among the Divisions and the General Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year.



We offer the following automated transfer privileges:



     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from the State Street Research Money Market Division to one or more other Divisions on a periodic basis.



     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's cash value among the Divisions and the General Account periodically to return the allocation to the percentages you specify.

LOANS. You may borrow your cash value from the Policy. The maximum loan amount you may take is the Policy's cash value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on amounts held in the Loan Account to support your loan. Loans may have tax consequences.



SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.



TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should be free of Federal income tax.



CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your cash value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.



SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide supplemental benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.



PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.



RISKS OF THE POLICY



INVESTMENT RISK. If you invest your Policy's cash value in one or more Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the General Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.



SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).



You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).



RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.



TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.



Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.



If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.



See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.



LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Divisions and/or General Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate credited to the General Account.



We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.



If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.



LIMITATIONS ON CASH VALUE IN THE GENERAL ACCOUNT. Transfers to and withdrawals from the General Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the General Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's cash surrender value in the General Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year.



TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.



RISKS OF THE ELIGIBLE FUNDS



A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the Eligible Fund prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES



     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.



     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.


TRANSACTION FEES


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    5% in Policy years 1-10  5% in all Policy years
 on Premiums                                     2% in Policy years 11+   (5.6% in NC)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years                    (1.9% in NC)
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Surrender Charge*      On surrender, lapse, or  In Policy year 1, 45%    In Policy year 1, 45% of
                        face amount reduction    of the Target Premium**  the Target Premium**
                        in the first 10 Policy   In Policy years 2-10, a  In Policy years 2-10, a
                        years (and, with         percentage of the        percentage of the Target
                        respect to a face        Target Premium that      Premium that declines
                        amount increase, in the  declines monthly from    monthly from 45% to 0% by
                        first 10 Policy years    45% to 0% by the last    the last month of the
                        after the increase)      month of the 10th        10th Policy year
                                                 Policy year
---------------------------------------------------------------------------------------------------
 Transfer Fee           On transfer of cash      Not currently charged    $25 for each transfer in
                        value among Divisions                             excess of 12 per Policy
                        and to and from the                               year
                        General Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Fee                    of cash value                                     withdrawal in excess of
                                                                          12 per Policy year
---------------------------------------------------------------------------------------------------
 Face Amount Increase   On Policy's monthly      $100 per increase        $100 per increase
 Administrative Fee     anniversary following a
                        face amount increase
---------------------------------------------------------------------------------------------------


------------

 * For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.



** The Target Premium varies by issue age, sex, smoking status, substandard rating (if any), and the base Policy's face amount.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.


PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Cost of Insurance:*
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk**
  Charge for a male     Monthly                  $         per $1,000 of  $         per $1,000 of
  insured, age 45, in                            net amount at risk       net amount at risk
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $500,000
---------------------------------------------------------------------------------------------------
 Policy Charge          Monthly                  $25 per month in Policy  $25 per month in Policy
                                                 year 1                   year 1
                                                 $6 per month in Policy   $6 per month in Policy
                                                 years 2+                 years 2+
---------------------------------------------------------------------------------------------------
 Asset Charge (annual   Monthly                  .60% in Policy years     .70% in Policy years
 rate imposed on cash                            1-10; .25% in Policy     1-10; .35% in Policy
 value in the Separate                           years                    years 11- 20; and .25% in
 Account)                                        11-20; and .15% in       Policy years 21+
                                                 Policy years 21+
---------------------------------------------------------------------------------------------------
 Administration and
 Issue Expense Charge
  Minimum and Maximum   Monthly during first 10  $.03-$.38 per $1,000 of  $.03-$.38 per $1,000 of
  Charge                Policy years (and, with  face amount (or face     face amount (or face
                        respect to a face        amount increase)         amount increase)
                        amount increase, during
                        the first 10 Policy
                        years after the
                        increase)
  Charge for a male     Monthly during first 10  $                        $
  insured, age 45, in   Policy years (and, with
  the preferred         respect to a face
  nonsmoker             amount increase, during
  underwriting class    the first 10 Policy
  with a face amount    years after the
  of $500,000           increase)
---------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     .50% of loan collateral  .50% of loan collateral
 Spread***              termination, if
                        earlier)
---------------------------------------------------------------------------------------------------


------------

  * The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.



 ** The net amount at risk is the difference between the death benefit
    (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.



*** We charge interest on Policy loans at an effective rate of 3.5% per year.
    Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates.

 Charges for Optional Features (Riders):



---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Supplemental Coverage
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge for a [male
  insured, age 45, in   Monthly                  $                        $
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $    .]
  Administration and    Monthly in first 10      Not currently charged    $.03 to $.38 per $1,000
  Issue Expense Charge  Policy years                                      of face amount
---------------------------------------------------------------------------------------------------
 Adjustable Benefit
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a [male    Monthly                  $                        $
  insured, age 45, in
  the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $    ]
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.06 to $2.92 per        $.06 to $2.92 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a [male    Monthly                  $                        $
  insured, age 45, in
  the preferred
  nonsmoker
  underwriting class
  with a Policy face
  amount of $    ]
---------------------------------------------------------------------------------------------------
 Secondary Guarantee
 Rider
  Minimum and Maximum   Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
  Charge                                         amount at risk           amount at risk
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $2.40 to $61.44 per      $2.40 to $61.44 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge for a [male    Monthly                  $                        $
  insured, age 45, in
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $    ]
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium Rider
  Minimum and Maximum   Monthly                  $1.30 to $21.75 per      $1.30 to $21.75 per $100
  Charge                                         $100 of Specified        of Specified Premium
                                                 Premium
  Charge for a [male    Monthly                  $                        $
  insured, age 45, in
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $    ]
---------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Life
 Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
  Charge                                         of Option amount         of Option amount
  Charge for a [male    Monthly                  $                        $
  insured, age 45, in
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $    ]
---------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Plus Purchase Option
 Rider
  Minimum and Maximum   Monthly                  $.02 to $9.27 per        $.02 to $9.27 per $1,000
  Charge                                         $1,000 of Option amount  of Option amount
  Charge for a [male    Monthly                  $                        $
  insured, age 45, in
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $    ]
---------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider
  Minimum and Maximum   Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
  Charge                                         of initial daily         initial daily benefit
                                                 benefit amount           amount
  Charge for a [male    Monthly                  $                        $
  insured, age 45, in
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $    ]
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES



     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2001, before and after any contractual expense subsidy or expense deferral. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .31%     6.93%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual expense subsidy or expense
  deferral)...............................................       %         %



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2001, before and after any applicable contractual expense subsidy or expense deferral arrangement:



ANNUAL OPERATING EXPENSES


(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER                  TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   12B-1 FEES     EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   ----------   ------------   --------------   ---------
NEW ENGLAND ZENITH FUND (CLASS A
  SHARES)
Alger Equity Growth Series............
Davis Venture Value Series(1).........
Harris Oakmark Focused Value
  Series(1)...........................
State Street Research Bond Income
  Series..............................
State Street Research Money Market
  Series..............................
METROPOLITAN SERIES FUND, INC.(2)
  CLASS A SHARES
Harris Oakmark Large Cap Value
  Portfolio(3)........................
Janus Growth Portfolio................
Janus Mid Cap Portfolio...............
Lehman Brothers Aggregate Bond Index
  Portfolio...........................
MetLife Mid Cap Stock Index
  Portfolio...........................
MetLife Stock Index Portfolio.........
Morgan Stanley EAFE Index Portfolio...
Neuberger Berman Partners Mid Cap
  Value
  Portfolio(3)........................
Putnam International Stock
  Portfolio(3)........................
Russell 2000 Index Portfolio..........
State Street Research Aurora
  Portfolio...........................
State Street Research Large Cap Value
  Portfolio...........................
T. Rowe Price Large Cap Growth
  Portfolio...........................
T. Rowe Price Small Cap Growth
  Portfolio...........................
CLASS E SHARES
State Street Research Diversified
  Portfolio...........................

                                                                                GROSS        FEE WAIVERS     NET TOTAL
                                        MANAGEMENT    OTHER                  TOTAL ANNUAL    AND EXPENSE      ANNUAL
                                           FEES      EXPENSES   12B-1 FEES     EXPENSES     REIMBURSEMENTS   EXPENSES
                                        ----------   --------   ----------   ------------   --------------   ---------
MET INVESTORS SERIES TRUST (CLASS A
  SHARES)(4)
Met/AIM Mid Cap Core Equity
  Portfolio...........................
Met/AIM Small Cap Growth Portfolio....
MFS Mid Cap Growth Portfolio..........
PIMCO Innovation Portfolio............
PIMCO Total Return Portfolio..........
State Street Research Concentrated
  International Portfolio.............
FIDELITY VARIABLE INSURANCE PRODUCTS
  FUND (INITIAL CLASS SHARES)(5)
VIP Equity-Income Portfolio...........
VIP Growth Portfolio..................
VIP High Income Portfolio.............
VIP Overseas Portfolio................
VIP Asset Manager Portfolio...........
AMERICAN FUNDS INSURANCE SERIES (CLASS
  2 SHARES)
American Funds Global Small
  Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
SEI INSURANCE PRODUCTS TRUST
VP Large Cap Value Fund...............
VP Large Cap Growth Fund..............
VP Small Cap Value Fund...............
VP Small Cap Growth Fund..............
VP International Equity Fund..........
VP Emerging Markets Equity Fund.......
VP Core Fixed Income Fund.............
VP High Yield Bond Fund...............
VP Emerging Markets Debt Fund.........


---------------




(1) Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.





(2) MetLife Advisers and the Metropolitan Series Fund, Inc. ("Metropolitan Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages: .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; .95% for the Janus Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits. Total Annual Expenses for the State Street Research Large Cap Value Portfolio, which began operations on May 1, 2002, are estimated.



(3) Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock

    Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.



(4) Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Total Annual Expenses for these Portfolios are annualized from their October 9, 2001 inception date. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.



(5) Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .65% for the VIP Growth Portfolio .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.



     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. The Variable Insurance Products Fund, the American Funds Insurance Series and the SEI Insurance Products Trust are not affiliated with General American.



     An investment adviser or affiliates thereof may compensate General American and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. General American may also receive brokerage commissions on securities transactions initiated by an investment adviser.



     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

Premium Payments

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

Charges from Premium Payments

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

Cash Values

- Net premium payments invested in your choice of Eligible Fund investments or the General Account (generally after an initial period in the State Street Research Money Market Division)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the General Account). Currently we do not limit the number of transfers you can make in a Policy year.

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each transfer (including a transfer between a Division and the General Account) in excess of 12 per Policy year.

-  We limit the amount of transfers from (and in some cases to) the General
   Account

- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

Loans

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.)

- We transfer loaned funds out of the General Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

Retirement Benefits

-  Fixed settlement options are available for policy proceeds

Death Benefit

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)


Daily Deductions from Assets of the Separate Account


- Investment advisory fees and other expenses are deducted from the Eligible Fund values

Beginning of Month Charges

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Separate Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

Surrender Charge

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

Living Benefits

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT


                             AND THE ELIGIBLE FUNDS



THE COMPANY



     General American Life Insurance Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 700 Market Street, St. Louis, Missouri 63101. We are obligated to pay all benefits under the Policies.



THE SEPARATE ACCOUNT



     General American Separate Account Eleven is the funding vehicle for the Policies and other General American variable life insurance policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.



THE ELIGIBLE FUNDS



     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the New England Zenith Fund, the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Fidelity Variable Insurance Products Fund, the American Funds Insurance Series and the SEI Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.



     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:



NEW ENGLAND ZENITH FUND                           ADVISER: METLIFE ADVISERS, LLC



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Alger Equity Growth     Fred Alger Management,   Long-term capital appreciation.
  Series                Inc.

Davis Venture Value     Davis Selected           Growth of capital.
Series                  Advisers, L.P.(1)

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Series(2)

State Street Research   State Street Research    A competitive total return primarily from
Bond Income Series(3)   & Management Company     investing in fixed-income securities.

State Street Research   State Street Research    A high level of current income consistent
Money Market Series(4)  & Management Company     with preservation of capital.



METROPOLITAN SERIES FUND, INC.                 ADVISER: METLIFE ADVISERS, LLC(5)



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Janus Growth Portfolio  Janus Capital            Long-term growth of capital.
                        Management, LLC

Janus Mid Cap           Janus Capital            Long-term growth of capital.
Portfolio               Management, LLC

Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's MidCap 400 Composite Stock Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Putnam International    Putnam Investment        Long-term growth of capital.
Stock Portfolio         Management, LLC

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio(6)     & Management Company     capital appreciation.

State Street Research   State Street Research    High total return while attempting to limit
Diversified Portfolio   & Management Company     investment risk and preserve capital.

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term growth of capital.
Cap Growth Portfolio    Associates, Inc.



MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS Mid Cap Growth      Massachusetts            Long-term growth of capital.
Portfolio               Financial Services
                        Company

PIMCO Innovation        PIMCO Equity Advisors    To seek capital appreciation; no
Portfolio                                        consideration is given to income.

PIMCO Total Return      Pacific Investment       To seek maximum total return, consistent
Portfolio               Management Company LLC   with the preservation of capital and prudent
                                                 investment management.

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
State Street Research   State Street Research    Long-term growth of capital.
Concentrated            & Management Company
International
Portfolio



FIDELITY VARIABLE INSURANCE PRODUCTS FUND         ADVISER: FIDELITY MANAGEMENT &
                                                                RESEARCH COMPANY



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
VIP Equity-Income                N/A             To seek reasonable income.
Portfolio

VIP Growth Portfolio             N/A             To seek to achieve capital appreciation.

VIP High Income                  N/A             To seek a high level of current income while
Portfolio                                        also considering growth of capital.

VIP Overseas Portfolio           N/A             To seek long-term growth of capital.

VIP Asset Manager                N/A             To seek high total return with reduced risk
Portfolio                                        over the long-term by allocating its assets
                                                 among stocks, bonds and short-term
                                                 instruments.



AMERICAN FUNDS INSURANCE SERIES         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                                         COMPANY



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global            N/A             To seek capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth            N/A             To seek capital appreciation through stocks.
Fund

American Funds Growth-           N/A             To seek capital appreciation and income.
Income Fund



SEI INSURANCE PRODUCTS TRUST      ADVISER: SEI INVESTMENT MANAGEMENT CORPORATION



ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
VP Core Fixed Income    Multiple sub-advisers    Current income and preservation of capital.
Fund

VP Emerging Markets     Multiple sub-advisers    Total return.
Debt Fund

VP Emerging Markets     Multiple sub-advisers    Capital appreciation.
Equity Fund

VP High Yield Bond      Multiple sub-advisers    Total return.
Fund

VP International        Multiple sub-advisers    Capital appreciation
Equity Fund

VP Large Cap Growth     Multiple sub-advisers    Capital appreciation
Fund

VP Large Cap Value      Multiple sub-advisers    Long-term growth of capital and income.
Fund

VP Small Cap Growth     Multiple sub-advisers    Long-term capital appreciation.
Fund

VP Small Cap Value      Multiple sub-advisers    Capital appreciation.
Fund


---------------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary.




(2) Formerly, the Harris Oakmark Mid Cap Value Series. MetLife Advisers became the adviser on May 1, 1995.


(3) MetLife Advisers became the adviser on May 1, 1995.

(4) MetLife Advisers became the adviser on May 1, 1995. An investment in the State Street Research Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.




(5) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser.


(6) Formerly, the State Street Research Aurora Small Cap Value Portfolio.



FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.



     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.



SHARE CLASSES OF THE ELIGIBLE FUNDS



     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A and Class E shares, for the New England Zenith Fund, the Met Investors Series Trust and the SEI Insurance Products Trust, we offer Class A shares only, for the Fidelity Variable Insurance Products Fund we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.



VOTING RIGHTS



     We own the Eligible Fund shares held in the Separate Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.



     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for or against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all policies for which we have received voting instructions.



     We will vote Eligible Fund shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.



     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.



RIGHTS RESERVED BY GENERAL AMERICAN



     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right, in our discretion: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the

Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.



     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.



                                  THE POLICIES



PURCHASING A POLICY



     To purchase a Policy, you must submit a completed application and an initial premium to us at our Administrative Office. The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.



     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.



     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.



REPLACING EXISTING INSURANCE



     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.



POLICY OWNER AND BENEFICIARY



     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.



     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.



     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Administrative Office for the procedure to follow.



     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)



24 MONTH CONVERSION RIGHT



     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the General Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.



     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the General Account and transfers of cash value to the Separate Account will no longer be permitted.



     The Policy permits us to limit allocations to the General Account under some circumstances. (See "The General Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.



     FOR POLICIES ISSUED IN MARYLAND AND CONNECTICUT. Under Policies issued in Maryland and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.



     Contact our Administrative Office or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.





CHANGE OF INSURED PERSON



     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)



     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

                                    PREMIUMS



FLEXIBLE PREMIUMS



     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.



     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us.



     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account. (This is known as the Pre-Authorized Checking Arrangement.)



     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.



     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) The amount of your "7-pay limit" is shown in your Policy illustration. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.



     We allocate net payments to your Policy's Divisions as of the date we receive the payment. (See "Receipt of Communications and Payments at General American's Administrative Office".) If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. However, when we receive a premium payment prior to the Policy anniversary and it is in response to a premium bill, if allocating the premium immediately to the Policy would cause the Policy to become a Modified Endowment Contract, we will wait until the day after the Policy anniversary to allocate the premium to the Divisions.



     Under our current processing, unless you instruct us otherwise in writing, amounts paid while a Policy loan is outstanding are treated as premiums. We do not treat a payment as a repayment of a Policy loan unless you instruct us to.



     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)





AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY



     INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the date when we first receive a premium payment for the Policy at our Administrative Office and the Policy Date. (See "Receipt of Communications and Payments at General American's Administrative Office".)



     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date and the investment start date will generally be the same. These dates could be different if Part II of the application is required, in which case the Policy Date and, therefore, the investment start date, will be delayed until the Part II is signed. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If you make a premium payment with the application we will cover the insured under a temporary insurance agreement. (See "Death Benefits".)



     If we issue the Policy, Monthly Deductions begin from the Policy Date, even if we delayed issuance for underwriting. Monthly Deductions are based on the face amount of the Policy issued, even if the temporary insurance coverage was for a lesser amount. When the Policy is delivered to you, you must pay any remaining monthly No Lapse Premiums for the period between the Policy Date and the Delivery Date. (See "Premiums".) If we decline an application, we refund the premium payment.



     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date will generally be the date the Policy is delivered to you. The investment start date will generally be the date on which the premium is received at our Administrative Office. In New Jersey, the Policy Date and the investment start date will be the date on which your premium payment is received at our Administrative Office.



     BACKDATING. We may consent to backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.



RIGHT TO EXAMINE POLICY



     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.



ALLOCATION OF NET PREMIUMS



     Your cash value is held in the General Account of General American or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the State Street Research Money Market Division from the investment start date until the day we apply the initial premium to the Policy (in states that require a refund of premiums if you exercise the Right to Examine Policy provision, until 15 days after we apply the initial premium to the Policy). Then, we allocate the cash value to the Divisions and/or the General Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the General Account) over the life of the Policy. You may allocate any whole percentage to a Division. For special rules regarding allocations to the General Account, see "The General Account".



     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or in writing. (See "Receipt of Communications and Payments at General American's Administrative Office.")



     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.



     We allocate net premiums to your Policy's Divisions on the day the payments are received at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".)



     When we allocate net premiums to your Policy's Divisions, we convert them into accumulation units of the Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date.

For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)



  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                     OFFICE



     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.



     The Administrative Office for various Policy transactions is as follows:



Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquiries and                  General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607

Beneficiary and Ownership              General American
Changes                                P.O. Box 355
Surrenders, Loans,                     Warwick, RI 02887-0355
Withdrawals and
Division Transfers
Death Claims

Cancellations (Free Look               General American
Period)                                13045 Tesson Ferry Road
                                       St. Louis, MO 63128

All Telephone                          (800) 638-9294
Transactions and Inquiries



PAYMENT OF PROCEEDS



     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Division transfers impractical, or (iii) at any other time when the Eligible Funds or the Separate Account have the legal right to suspend payment.



     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our General Account or that of an affiliate. Interest is credited at an effective rate of 3% per year.



                                   CASH VALUE



     Your Policy's total cash value includes its cash value in the Separate Account and in the General Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:



     -- net premium payments



     -- the net investment experience of the Policy's Divisions

     -- interest credited to cash value in the General Account



     -- interest credited to amounts held in the Loan Account for a Policy loan



     -- the death benefit option you choose



     -- Policy charges



     -- partial withdrawals



     -- transfers among the Divisions and the General Account.



     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Division into accumulation units of the Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).



     The accumulation unit value of a Division depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).



     The NIF for a Division reflects:



     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,



     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and



     -- any deductions for taxes that we make from the Separate Account.



     The NIF can be greater or less than one.



                                 DEATH BENEFITS





     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins with payment of the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000. We may increase these limits. These provisions vary in some states.



     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.


     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.



     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.


     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.






     If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries.





     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account, and usually increase with the age of the covered individual. Term riders have no surrenderable cash value.



     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.


     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:


     -- the cash value on the date of death, if the insured was older than 80 at issue, or


     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.



DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.



     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)




CHANGE IN DEATH BENEFIT OPTION


     After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Administrative Office. The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.


     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.


INCREASE IN FACE AMOUNT



     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Administrative Office. An increase in face amount may have tax consequences.



     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount".) When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.



REDUCTION IN FACE AMOUNT



     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental

Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.



     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)



     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.) We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.



     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).



     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.



     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or our Administrative Office for information on face reduction procedures.



     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)



                       SURRENDERS AND PARTIAL WITHDRAWALS



SURRENDER



     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at General American's Administrative Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)



PARTIAL WITHDRAWAL



     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.



     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the General Account. (See "The General Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Separate Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal). A partial withdrawal will affect the cash value of the Policy. Therefore your death benefit will be lower if you have selected the Option B death benefit.



     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.



     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums".



     Unless you request otherwise, a partial withdrawal reduces the cash value in the Divisions of the Separate Account and the General Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)



     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)



     ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider is available to you at no cost at issue of the Policy if the insured is age 85 or younger. If you choose the rider, you can make a partial withdrawal of cash value on any Policy anniversary until age 95 of the insured, without reducing the Policy's face amount. You can withdraw the greater of (1) 15% of the cash surrender value at the beginning of the Policy year, and (2) the increase in cash surrender value since the last Policy anniversary.



     The minimum amount withdrawn must be $500. Any limits that would otherwise apply to a partial withdrawal do not apply to a withdrawal under this rider. However, if you make a partial withdrawal (1) for more than the amount permitted under the rider, or (2) on a day other than the Policy anniversary, the rider will terminate. It also terminates at age 95 of the insured, or upon your request.



     SPLIT DOLLAR PARTIAL WITHDRAWAL. If the Policy is issued in connection with a split dollar insurance arrangement, after the first Policy year, you will have a one-time right to request a withdrawal of up to the entire cash surrender value without regard to the General Account withdrawal limits. Exercise of this right must be accompanied by a release of the collateral assignment, if applicable. Normal withdrawal rules apply unless you specifically request your withdrawal in reference to the split dollar partial withdrawal provision. At the time of your request, you must elect one of the following Withdrawal Options:



     1. Dollar for dollar withdrawal option, under which the amount of any face amount reduction and associated Surrender Charge are determined in the same manner as for any other partial withdrawal.



     2. Split dollar rollout withdrawal option, under which the amount of any face amount reduction is limited to the amount that would result in a recapture ceiling taxable amount of zero.



The split dollar partial withdrawal endorsement is only available at issue and will automatically be included with any policy issued under a split dollar arrangement. There is no current cost for this endorsement, however, we reserve the right to assess a transaction charge of no more than $25 for a withdrawal. The endorsement is not available if you have selected the Anniversary Partial Withdrawal Rider.

                                   TRANSFERS



TRANSFER OPTION



     You may transfer your Policy's cash value between the Divisions and to and from the General Account. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit transfers to twelve per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at General American's Administrative Office".) For special rules regarding transfers involving the General Account, see "The General Account".



     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy Owners. In addition, certain Eligible Funds may restrict or refuse purchases of their shares, and impose a redemption fee as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details. We will notify an affected Policy Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.



     You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us, or, for Policies that are not business-owned, over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-9294. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.





     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.



DOLLAR COST AVERAGING/PORTFOLIO REBALANCING



     The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your cash value will be transferred periodically from the State Street Research Money Market Division to one or more other Divisions that you select. With portfolio rebalancing, your cash value will be automatically reallocated among the Divisions and the General Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS





     You may borrow all or part of the Policy's "loan value". The loan value equals the Policy's cash value net of the Surrender Charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at General American's Administrative Office".) You may increase your risk of lapse if you take a loan. You should contact our Administrative Office or your registered representative for information on loan procedures.



     A Policy loan reduces the Policy's cash value in the Divisions by the amount of the loan. A loan repayment increases the cash value in the Divisions by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Divisions of the Separate Account and the General Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Divisions and the General Account to the appropriate Loan Sub-Account within the Loan Account (which is part of the General Account). The Loan Account has a Loan Sub-Account that corresponds to each Division of the Separate Account and the General Account.



     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. (See "Receipt of Communications and Payments at General American's Administrative Office".)


     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.


     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Divisions and the General Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.



     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.



     The amount taken from the Policy's Divisions as a result of a loan does not participate in the investment experience of the Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.



     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)



     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A loan that is taken from, or secured by, a Policy may have tax consequences. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT



LAPSE





     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.



     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.



     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee Premiums on time, the Policy can stay in force until the insured reaches age 100, even if the cash surrender value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.



     The No Lapse Premium and the Secondary Guarantee Premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.



     If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:



     --  death of the insured



     --  termination of the Policy



     --  change of insured



     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.



     If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

     If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.



     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)



REINSTATEMENT





     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.



     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.



     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.



                          ADDITIONAL BENEFITS BY RIDER



     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.



     The following riders and endorsements, some of which have been described previously, are available:



     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100.





     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.



     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.





     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.



     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.



     GUARANTEED SURVIVOR PLUS PURCHASE OPTION, which allows the beneficiary, upon the death of the insured, or the owner, under specified circumstances, to purchase coverage on a designated life or lives without providing evidence of insurability.



     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.



     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.



     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, on a discounted basis, if the insured is terminally ill, as defined in the rider.





     ANNIVERSARY PARTIAL WITHDRAWAL RIDER, which allows cash value to be withdrawn without reducing the Policy's face amount.



     SPLIT DOLLAR PARTIAL WITHDRAWAL ENDORSEMENT, which provides for a one-time withdrawal of cash value in connection with a split dollar life insurance arrangement.



     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.



                              THE GENERAL ACCOUNT



     THE POLICY HAS A GENERAL ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.



     You may allocate net premiums and transfer cash value to the General Account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the General Account are not registered under the Securities Act of 1933. The General Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, neither the General Account nor any interest therein is generally subject to the provisions of these Acts, and the SEC does not review General Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.



GENERAL DESCRIPTION



     The General Account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our General Account assets. General Account allocations do not share in the actual investment experience of the General Account. Instead, we guarantee that the General Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the General Account periodically. The General Account earns interest daily.



VALUES AND BENEFITS



     Cash value in the General Account increases from net premiums allocated and transfers to the General Account and General Account interest, and decreases from loans, partial withdrawals made from the General Account, charges and transfers from the General Account. We deduct charges from the General Account and the Policy's Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Separate Account, the General Account, and any cash value held in the Loan Account due to a Policy loan.



     Cash value in the General Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits".)



POLICY TRANSACTIONS



     Except as described below, the General Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the General Account.



     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire General Account cash value. No amount may be withdrawn from the General Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the General Account at the beginning of the Policy year, or
(b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy).



     Transfers and premium allocations to, and withdrawals from, the General Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.



     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.



     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Divisions and the General Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Divisions and the General Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Divisions and the General Account in proportion to the Policy's cash value in each on the day it is credited.



     Unless you request otherwise, we take partial withdrawals from the Policy's Divisions and the General Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation.



     We can delay transfers, surrenders, withdrawals and Policy loans from the General Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.



                                    CHARGES



     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.



Services and benefits we provide:



     - the death benefit, cash, and loan benefits under the Policy



     - investment options, including premium allocations



     - administration of elective options



     - the distribution of reports to Policy Owners



Costs and expenses we incur:



     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)



     - overhead and other expenses for providing services and benefits



     - sales and marketing expenses



     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:



     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate



     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct



     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.



DEDUCTIONS FROM PREMIUMS



     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.



     SALES CHARGE.  We deduct a 5% sales charge from premiums.



     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.



     The maximum sales charge is 5.6% in North Carolina.



     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.



     The maximum premium tax charge is 1.9% in North Carolina.



     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.



     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).



             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium



SURRENDER CHARGE



     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.



     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).



     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES



                                   HYPOTHETICAL            MAXIMUM SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------    -----------------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000



     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.



                                                                               THE MAXIMUM SURRENDER
                                                    FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                    SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                        REDUCED DURING            TARGET PREMIUM
                                                    ----------------------    -----------------------
Entire Policy Year                                             1                          45%
Last Month of Policy Years                                     2                          40%
                                                               3                          35%
                                                               4                          30%
                                                               5                          25%
                                                               6                          20%
                                                               7                          15%
                                                               8                          10%
                                                               9                           5%
                                                              10                           0%



     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".)



     The surrender charge reduces the Policy's cash value in the Divisions and the General Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.



PARTIAL WITHDRAWAL CHARGE



     We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.



TRANSFER CHARGE



     We reserve the right to impose a processing charge of $25 on each transfer between Divisions or between a Division and the General Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE



     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.



     -- If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Premiums".)



     -- If the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)



     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.



     The Monthly Deduction reduces the cash value in each Division of the Separate Account and in the General Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Division of the Separate Account or to the General Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Divisions and, if applicable, the General Account, in proportion to the cash value in each.



     The Monthly Deduction includes the following charges:



     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.



     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.



     FACE AMOUNT INCREASE ADMINISTRATIVE CHARGE. Each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.



     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions. The cost of insurance rate for your Policy may change from month to month.

     The guaranteed cost of insurance rates for a Policy depend on the insured's



     --  smoking status



     --  substandard rating



     --  age on the first day of the Policy year



     --  sex (if the Policy is sex-based).



     The current cost of insurance rates will also depend on



     --  underwriting class



     -- the insured's age at issue (and at the time of any face amount increase)



     --  the Policy year (and the year of any face amount increase).



     We guarantee that the rates for underwritten Policies will not be higher than rates based on



     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable



     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).



        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.



     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.



     The underwriting classes we use are



     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker



     --  for Policies issued on juvenile insureds: standard and rated.



     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)



     The following standard or better smoker and non-smoker classes are available for underwritten Policies:



     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $250,000 or more where the issue age is 18 through 80;



     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $100,000 or more where the issue age is 18 through 80;



     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $50,000 or more where the issue age is 18 through 90.



     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.



     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.



     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.



     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.



     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Divisions of the Separate Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.



     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.



LOAN INTEREST SPREAD



     We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.



CHARGES AGAINST THE ELIGIBLE FUNDS AND THE DIVISIONS OF THE SEPARATE ACCOUNT



     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "General American's Income Taxes".)



     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.


                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.


     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under Federal tax law. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.


     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     TAX SHELTER REGULATIONS. Prospective Owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.


GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.


     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.



                          DISTRIBUTION OF THE POLICIES



     SELLING NETWORK. We have entered into a distribution agreement with General American Distributors, Inc. ("General American Distributors") for the distribution and sale of the Policies. General American Distributors is affiliated with us. General American Distributors may enter into selling agreements with affiliated and unaffiliated broker-dealers who in turn may sell the Policies through their registered representatives.



     COMMISSION RATES AND OTHER COMPENSATION. General American Distributors has entered into a selling agreement with an affiliated broker-dealer under which selling agents will receive commissions based on commission schedules and rules that vary based on the agent's contract. Under contracts that are based on agent level commissions, agent first year commissions are 50% of Target Premium and 2.25% of excess premium paid in year 1. In years 2-10, the agent commissions range from 1% to 1.75% of premium depending on the agent's contract type. In years 11 and later there is a service fee from 1.50% to 2% of premium depending on the agent's contract type. An additional service fee determined as a percentage of the Policy's unloaned cash value may also be paid. The maximum percentage paid varies by Policy year decreasing from 0.20% to 0.12% of average monthly unloaned assets. For certain contracts there is no cash value base fee. Additional amounts may be paid and expenses may be reimbursed based on various factors. Agents receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.



     General American Distributors may also enter into selling agreements with unaffiliated broker-dealers, the terms of which may, under certain circumstances, also apply to affiliated broker-dealers. Under these agreements, which are based on gross dealer concessions payable to the broker-dealer, first year compensation ranges from 80% to 95% of Target Premium and from 3% to 4% of excess premium paid in year 1, depending on contract type. In years 2-10, the compensation is 2% of premium. In years 11 and later there is a service fee from 1% to 2% of premium depending on the contract type. An additional service fee determined as a percentage of the Policy's unloaned cash value may also be paid. The maximum percentage paid varies by Policy year decreasing from 0.20% to 0.10% of average monthly unloaned assets. For certain contracts there is no cash value based fee. The broker-dealer may also receive additional compensation, which in some cases will vary based on the productivity of the registered representatives. General American, General American Distributors and the broker-dealer may enter into an agreement that compensates the broker-dealer for expenses associated with the distribution of the policies. The compensation payable to the registered representatives and General Agents will be determined by their agreement with the broker-dealer. Broker-dealers receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.





     Also, an affiliate of General American may receive 12b-1 fees from certain Eligible Funds. These Eligible Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.





                               LEGAL PROCEEDINGS



     General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors.



                              FINANCIAL STATEMENTS



     You may find the financial statements of the Company and the Separate Account in the Statement of Additional Information.

                                    GLOSSARY



     ACCOUNT.  A Division of the Separate Account or the General Account.



     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.



     BASE POLICY.  The Policy without riders.



     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.



     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the General Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.



     GENERAL ACCOUNT. The General Account is the account that holds all of our assets other than those allocated to the Loan Account or the Separate Account (or any other separate account) and to which you may allocate net premiums. It provides guarantees of principal and interest.



     INVESTMENT START DATE. This is the later of the date we first receive a premium payment for the Policy and the Policy Date.



     LOAN ACCOUNT. The account to which cash value from the Separate and/or General Accounts is transferred when a Policy loan is taken.



     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.



     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.



     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment).



     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.



     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A


            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST


     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)


     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                               700 MARKET STREET
                              ST. LOUIS, MO 63101

                                    RECEIPT

This is to acknowledge receipt of an American Vision Series VUL 2002 Prospectus dated May 1, 2003. This Variable Life Insurance Policy is offered by General American Life Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-9294 or by logging on to our website at www.genam.com. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.



     For information about historical values of the Separate Account Divisions, for Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-800-638-9294.



     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.



     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.



File No. 811-4901

                        AMERICAN VISION SERIES VUL 2002



                                FLEXIBLE PREMIUM


                        VARIABLE LIFE INSURANCE POLICIES


                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN


               ISSUED BY GENERAL AMERICAN LIFE INSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION


                                    (PART B)



                                  MAY 1, 2003



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to General American Distributors, Inc. ("General American Distributors"), 700 Market Street, St. Louis, Missouri 63101.


                                      SAI-1

                               TABLE OF CONTENTS



                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Separate Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Portfolio Rebalancing.....................................    SAI-5
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-6
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-6
  Group or Sponsored Arrangements...........................    SAI-6
LOANS.......................................................    SAI-7
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-7
LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE
  POLICY....................................................    SAI-7
MISSTATEMENT OF AGE OR SEX..................................    SAI-8
REPORTS.....................................................    SAI-8
PERSONALIZED ILLUSTRATIONS..................................
ADVERTISING PRACTICES.......................................    SAI-8
PERFORMANCE DATA............................................    SAI-8
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................    SAI-9
LEGAL MATTERS...............................................    SAI-9
REGISTRATION STATEMENT......................................    SAI-9
EXPERTS.....................................................    SAI-9
FINANCIAL STATEMENTS........................................      F-1


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY



THE COMPANY



     General American was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000 Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife.



THE SEPARATE ACCOUNT



     We established the Separate Account as a separate investment account on January 24, 1985 under Missouri law. The Separate Account is the funding vehicle for the Policies, and other General American variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Missouri Insurance Commissioner regulates General American and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.



                          DISTRIBUTION OF THE POLICIES



     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for General American, are also registered representatives of broker-dealers who have entered into written sales agreements with General American Distributors, Inc. ("General American Distributors"), 700 Market Street, St. Louis, Missouri, 63101. General American Distributors, a Missouri corporation organized in 2000 and a wholly-owned subsidiary of GenAmerica Financial Corporation, serves as the principal underwriter for the Policies under a Distribution Agreement with General American. General American Distributors is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. More information about General American Distributors is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.



     Under our Distribution Agreement with General American Distributors, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies. General American Distributors offers the Policies through sales representatives of an affiliated broker-dealer and through unaffiliated broker-dealers. General American Distributors compensates unaffiliated broker-dealers with whom it enters into selling agreements in the amounts disclosed in the prospectus. Sales representatives must be licensed as insurance agents and appointed by us.


                                      SAI-3

     General American Distributors received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:



                                                                               AGGREGATE AMOUNT OF
                                                                             COMMISSIONS RETAINED BY
                                                                                GENERAL AMERICAN
                                                                               DISTRIBUTORS AFTER
                                                 AGGREGATE AMOUNT OF             PAYMENTS TO ITS
                                             COMMISSIONS PAID TO GENERAL     REGISTERED PERSONS AND
               FISCAL YEAR                      AMERICAN DISTRIBUTORS*        OTHER BROKER DEALERS
               -----------                  ------------------------------   -----------------------
2000......................................             $                              $
2001......................................             $                              $
2002......................................             $                              $


---------------

* Includes sales compensation paid to registered persons of General American Distributors.



     As principal underwriter for the Policies, General American Distributors may receive a fee of up to 2% of premium for distribution of the Policies.



     Registered representatives of an affiliated broker-dealer who are also agents of General American are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that General American offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Separate Account.



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



     The American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund have adopted, in connection with their Class 2 shares, and the State Street Research Diversified Portfolio has adopted, in connection with its Class E Shares, a Distribution Plan under which they pay an affiliate of General American for its costs in distributing these shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of the affiliate's obligations under agreements with the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, and with the State Street Research Diversified Portfolio. Under these agreements, these Funds pay an affiliate of General American for its distribution-related services and expenses at an annual rate of 0.25% (0.15% in the case of the State Street Research Diversified Portfolio) of assets attributable to the Policies and certain other variable insurance products that we and our affiliates may issue.



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES



DOLLAR COST AVERAGING



     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred from the State Street Research Money Market Division to other selected Divisions on a monthly basis. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.


                                      SAI-4

     Under this feature, you may request that a certain amount of your cash value be transferred on each monthly anniversary from the State Street Research Money Market Division to one or more of the other Divisions. You must transfer a minimum of $100 to each Division that you select under this feature, and each selected Division must receive at least 1% of the total amount of each monthly transfer. Fractional percentages may not be used. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Administrative Office. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.



PORTFOLIO REBALANCING



     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Divisions can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Divisions and the General Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.



     There are two methods of rebalancing available--periodic and variance.



     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.



     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.



     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.



     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.



     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) We reserve the right to suspend portfolio rebalancing at any time. There is no charge for this feature.



PAYMENT OF PROCEEDS



     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Pre-Authorized Checking premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.



     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the General Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.


                                      SAI-5

PAYMENT OPTIONS



     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Administrative Office for the procedure to follow. (See "Receipt of Communications and Payments at General American's Administrative Office".) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.



     The following payment options are available:



     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.



     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) for the longer of the life of the payee or 10 years, (ii) for the longer of the life of the payee or 15 years, or (iii) for the longer of the life of the payee or 20 years.



     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any remaining proceeds in one sum.



     (iv) INTEREST. We hold proceeds and pay interest of at least 3.0% a year monthly or add it to the principal annually. Withdrawals of at least $500 may be made at any time by written request.



     (v) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, but for at least 10 years, or (ii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.



     (vi) SPECIFIED AMOUNT OF INCOME. We make monthly payments of a chosen amount until the entire proceeds, with interest, are paid.



     You need our consent to use an option if the installment payments would be less than $50.



                      ADDITIONAL INFORMATION ABOUT CHARGES



GROUP OR SPONSORED ARRANGEMENTS



     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.



     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.



     We may also waive, reduce or vary charges on policies sold to individuals in situations where we can expect economies resulting from a significantly higher amount of initial or projected premium payments, or in those circumstances where a reasonable expectation of a reduction in expenses is warranted.



     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do


                                      SAI-6
not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.





                                     LOANS



     You may borrow all or part of the Policy's loan value. The Policy's loan value equals:



     (i) the Policy's cash value; minus



     (ii) the Policy's Surrender Charge; minus



     (iii) the amount of the most recent Monthly Deduction, times the number of Policy months to the earlier of the next Planned Premium due date and the next Policy anniversary; plus



     (iv) interest on the amount determined in (iii) at an annual rate of 3% to the next Policy anniversary; minus



     (v) loan interest to the next Policy anniversary; minus



     (vi) any outstanding Policy loans.



     EXAMPLE: Assume a Policy with a face amount of $500,000 and an annual Planned Premium of $6,900 is issued to a male, age 45, in the Preferred Nonsmoker underwriting class. Further assume that the Policy's Planned Premiums have been paid and that the Policy's Divisions have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 5.17%). After the premium payment on the 10th Policy anniversary, the maximum amount that the owner could borrow (if there are no outstanding loans) would be determined as follows under an annual premium payment schedule:



(1)  Cash Value after Premium Payment on 10th Policy
     Anniversary............................................  $59,583
(2)  Cash Value Reduced by the Policy's Surrender Charge
     (0%)...................................................   59,583
(3)  Amount Calculated in (2), Reduced by the Most Recent
     Monthly Deduction Times the Number of Policy Months to
     the Earlier of the Next Planned Premium Due Date and
     the Next Policy Anniversary............................   58,529
(4)  Amount Calculated in (3), Plus Interest at an Annual
     Rate of Return of 3% to the 11th Policy Anniversary....   60,136
(5)  Amount Calculated in (4), Reduced by Loan Interest
     (3.25%) to the Next Policy Anniversary.................   58,399



                        POTENTIAL CONFLICTS OF INTEREST



     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Divisions from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.



           LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE POLICY



     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.


                                      SAI-7

                           MISSTATEMENT OF AGE OR SEX



     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.



                                    REPORTS



     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.



     You will be sent periodic reports containing the financial statements of the Eligible Funds.





                             ADVERTISING PRACTICES



     Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.



     Articles discussing the Separate Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Separate Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Separate Account's investment performance in this prospectus, marketing materials, and historical illustrations.



     Publications may use articles and releases, developed by General American, the Eligible Funds and other parties, about the Separate Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Separate Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.



     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.



     Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.



                                PERFORMANCE DATA



     We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Division.


                                      SAI-8

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS



     If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.



                                 LEGAL MATTERS



     Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, Chief Counsel--Individual Business, of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.



                             REGISTRATION STATEMENT



     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.



                                    EXPERTS



     The financial statements of the Separate Account and the consolidated financial statements of General American and subsidiaries included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Separate Account and General American.



     Our financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.



     Actuarial matters included in the prospectus and this SAI have been examined by James J. Reilly, F.S.A., M.A.A.A., Vice President and Actuary of MetLife, an affiliate of General American, as stated in his opinion and filed as an exhibit to the Registration Statement.


                                      SAI-9

                                     PART C

   ITEM 27. EXHIBITS

           (a) Resolution of the Board of Directors of General American authorizing establishment of the Separate Account 3

           (b)         None

           (c) (i) Principal Underwriting Agreement between General American Distributors, Inc. and General American Life Insurance Company 7

               (ii)    Proposed Form of Selling Agreement 3

               (iii) Form of Selling Agreement between General American Life Insurance Company, General American Distributors, Inc. and other companies 7

               (iv)    Commission Schedule for Policies  10

               (v) Agreements between General American Life Insurance Company and its agents and managing partners

           (d) (i)     Specimen of Policy 10

               (ii)    Riders to the Policy 10

           (e)         Specimen of Application for Policy 8

           (f) (i) Amended Charter and Articles of Incorporation of General American 1

               (ii)    Amended and restated By-Laws of General American 1

           (g)         Reinsurance Contracts (to be filed by amendment)

           (h) (i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and General American Life Insurance Company 4

               (ii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and General American Life Insurance Company 4

               (iii) Participation Agreement among General American Life Insurance Company, SEI Insurance Products Trust and SEI Investments Distribution Company 4

               (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company 5

               (v) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and General American Life Insurance Company 5

               (vi) Form of Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., General American Distributors, Inc. and General American Life Insurance Company 9

               (vii) Form of Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, General American Distributors, Inc. and General
                         American Life Company 9

           (i)          None

           (j)          None

           (k) Opinion and Consent of Anne M. Goggin, Esquire (to be filed by amendment)

           (l)          None
           (m)          None
           (n) (i) Consent of Sutherland Asbill & Brennan LLP (to be filed by amendment

               (ii) Consent of Independent Auditor (to be filed by amendment)

           (o)          None

           (p)          None

           (q) Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(12)(ii) and General American's procedure for conversion to a fixed benefit policy pursuant to Rule 6e-3(T)(b)(13)(v)(B). 3

           (r)          Powers of Attorney


1 Incorporated by reference to the initial filing of the Registration Statement, File No. 333-53477 (VUL 98), on May 22, 1998.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-53477 (VUL 98), July 31, 1998.

3 Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement, File No. 33-10146, (VUL 95), April 28, 2000.

4 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), April 28, 2000.

5 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, File No. 333-83625 (Destiny), May 1, 2001.

6 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-53477 (VUL98), May 1, 2001.

7          Incorporated by reference to the Registration Statement, File No.
           333-64216 (EBVUL), filed June 29, 2001.

8          Incorporated by reference to the Registration Statement, File No.
           333-73672, filed November 19, 2001.

9 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-53477 (VUL 98), filed April 30, 2002.


10 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672, filed May 1, 2002.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal Business Address   Positions and Offices with Depositor
C. Robert Henrikson                   Chairman, President and Chief
Metropolitan Life Insurance Company   Executive Officer
One Madison Avenue
New York, NY 10010

Nicholas D. Latrenta                  Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

James L. Lipscomb                     Director
Metropolitan Life Insurance Company

One Madison Avenue
New York, NY 10010

Richard J. Miller                     Director and Executive Vice President
700 Market Street
St. Louis, Missouri 63101

Stewart G. Nagler                     Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Stanley J. Talbi                      Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Lisa M. Weber                         Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

William J. Wheeler                    Director
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Anthony J. Williamson                 Director, Vice President and Treasurer
Metropolitan Life Insurance Company
One MetLife Plaza
27-01 Queens Plaza, North
Long Island City, NY 11101

Richard D. Evans *                    Senior Vice President

Kevin S. Finnegan ****                Vice President and Associate General
                                      Counsel

James D. Gaughan ****                 Secretary

Timothy J. Klopfenstein **            Vice President, Chief Financial
                                      Officer and Appointed Actuary

William C. Lane *                     Vice President and Associate General
                                      Counsel

Donald L. Lambert *                   Vice President

Jerome M. Mueller *                   Senior Vice President

John E. Petersen *                    Senior Vice President

James A. Schepis *****                Senior Vice President, National
                                      Recruiting

Deborah J. Walters *                  Senior Vice President

Virginia M. Wilson ******             Vice President and Controller
                                      (Principal Accounting Officer)

Bernard H. Wolzenski *                Executive Vice President, Individual

A. Greig Woodring ***                 Executive Vice President, Reinsurance
                                      and President and Chief Executive
                                      Officer of Reinsurance Group of America

The principal business address:

* General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101.
** 13045 Tesson Ferry Road, St. Louis, Missouri 63128
*** 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
**** One Madison Avenue, New York  NY 10010
*****  One Gateway Center, 6th Floor North, Pittsburgh, PA 15222
****** One MetLife Plaza, 27-01 Queens Plaza, North, Long Island City, NY
11101

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             AS OF DECEMBER 31, 2001

Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)

     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B.   MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C.   Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D.   SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E.   Metropolitan Tower Realty Company, Inc. (DE)

F.   MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) Security First Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) Security First Financial Agency, Inc. (TX)

G.   MetLife CC Holding Company (DE)

H.   VirtualFinances.com, Inc. (DE)

I.   Metropolitan Tower Life Insurance Company (DE)

J.   MetLife Security Insurance Company of Louisiana (LA)

K.   Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

L.   MetLife Securities, Inc. (DE)

M.   23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

N. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

O.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

P.   MetLife Holdings Luxembourg S.A. (Luxembourg)

Q.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

R.   MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8)  Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9)  MetLife Saengmyoung Insurance Company Ltd. (Korea)

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by Metropolitan Life Seguros E Previdencia Privado S.A.

S.   Metropolitan Marine Way Investments Limited (Canada)

T. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

U. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

V.   Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

W.   One Madison Merchandising L.L.C. (CT)

X.   Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

Y.   MetPark Funding, Inc. (DE)

Z.   Transmountain Land & Livestock Company (MT)

AA.  MetLife Trust Company, National Association (United States)

AB.  Benefit Services Corporation (GA)

AC.  GA Holding Corp. (MA)

AD.  CRH Co., Inc. (MA)

AE.  334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AF.  L/C Development Corporation (CA)

AG. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AH. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AI. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AJ.  MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

     2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)

                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)

                        (b) Nathan and Lewis Associates of Texas, Inc. (TX)

     (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

     (4) Nathan & Lewis of Nevada, Inc. (NV)

          iii) MetLife Advisers, LLC (MA)

               b) Omega Reinsurance Corporation (AZ)

               c) New England Pension and Annuity Company (DE)

               d) Newbury Insurance Company, Limited (Bermuda)

AK.  GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i)   MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii)  Cova Life Management Company (DE)

                    (1) Cova Life Administration Services Company (IL)

                         d) General Life Insurance Company (TX)

                         e) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

     (1) Reinsurance Company of Missouri Incorporated (MO)

          (a) RGA Reinsurance Company (MO)

               (i) Fairfield Management Group, Inc. (MO)

               1. Reinsurance Partners, Inc. (MO)

               2. Great Rivers Reinsurance Management, Inc. (MO)

               3. RGA (U.K.) Underwriting Agency Limited (United Kingdom)

     (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

     (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

     (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

          (a) RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

     (5) RGA International Ltd. (CBCA) (Canada)

          (a)  RGA Canada Management Inc. (CBCA) Canada)

               (i)  RGA Life Reinsurance Company of Canada Limited (CBCA)
                    (Canada)

     (6) RGA Holdings Limited (United Kingdom)

          (a) RGA UK Services Limited (United Kingdom)

          (b) RGA Capital Limited U.K. (United Kingdom)

          (c) RGA Reinsurance (UK) Limited (United Kingdom)

     (7) RGA South African Holdings (Pty) Ltd. (South Africa)

          (a) RGA Reinsurance Company of South Africa Limited (South Africa)

     (8) RGA Australian Holdings Pty Limited (Australia)

          (a) RGA Reinsurance Company of Australia Limited (Australia)

     (9) General American Argentina Seguros de Vida, S.A. (Argentina)

     (10) RGA Argentina, S.A. (Argentina)

     (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

     (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

     (13) RGA Sigma Reinsurance SPC (Cayman Islands)

     (14) RGA International Co. (Nova Scotia)

          (a) RGA Financial Products Limited (Canada)

               f)   GenAm Holding Company (DE)

                    i)   Krisman, Inc. (MO)

                    ii) Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                    iii) White Oak Royalty Company (OK)

                    iv)  GM Marketing Incorporated (MO)

               g)   John S. McSwaney & Associates, Inc. (ND)

               h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

     5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Alabama, Inc. (AL)

          b) WSS Insurance Agency of Massachusetts, Inc. (MA)

          c) WSS Insurance Agency of Nevada, Inc. (NV)

          d) WSS Insurance Agency of Ohio, Inc. (OH)

          e) WSS Insurance Agency of Texas, Inc. (TX)

          f) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AL. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

AM.  MetLife (India) Private Ltd. (India)

AN.  Tossle Company (Cayman Islands)

AO.  MetDent, Inc. (DE)

AP.  334 Madison Avenue BTP-D Investor, LLC (DE)

AQ.  334 Madison Avenue BTP-E Investor, LLC (DE)

AR.  MetLife Holdings, Inc. (DE)

     1) MetLife Credit Corp. (DE)

     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following:
     Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 30. INDEMNIFICATION

      The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and General American Distributors, Inc., the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.


     Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:

"BE IT RESOLVED THAT

     1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS


     (a) General American Distributors, Inc., 700 Market St., St. Louis, Missouri 63101 serve as the principal underwriter for the variable life insurance contracts funded by Separate Account Eleven. General American Distributors, Inc. also serves as the principal underwriter for variable annuity contracts funded by Separate Account Two of General American.

     (b) Directors and Officers

Name and Principal Business Address *    Positions and Offices with Underwriter
Richard Furlong                          President and Director
Steven D. Anderson                       Vice President and Chief Financial
                                         Officer and Director

Dennis J. Capriglione                    Secretary/Treasurer and Director
Richard D. Evans                         Vice President
Norman R. Lazarus                        Vice President, Compliance
John E. Petersen                         Vice President

* Messrs. Anderson, Capriglione, Evans, Lazarus, and Petersen are at 700 Market Street, St. Louis, Missouri 63101. Mr. Furlong is at One Madison Avenue, New York, New York 10010.

     (c) Not Applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

    (a) Registrant

    (b) Metropolitan Life Insurance Company
        One Madison Avenue
        New York, New York 10010

    (b) General American Distributors, Inc.
        700 Market Street
        St. Louis, Missouri, 63101

ITEM 33. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 34. FEE REPRESENTATION

        General American Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by General American.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 12th day of February, 2003.

                                   General American Life Separate Account Eleven (Registrant)

                                   By: General American Life Insurance Company
                                   (Depositor)


                                   By: /s/ Bernard H. Wolzenski
                                       ----------------------------------------
                                       Bernard H. Wolzenski
                                       Executive Vice President

                                   General American Life Insurance Company
                                   (Depositor)


                                   By: /s/ Bernard H. Wolzenski
                                       -----------------------------------------
                                       Bernard H. Wolzenski
                                       Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on February 12, 2003.

Signature                                                 Title
                                             Chairman, Chief Executive Officer
          *                                  and President (Principal Executive
---------------------                                   Officer)
C. Robert Henrikson

          *                                             Director
---------------------
Nicholas D. Latrenta

          *                                             Director
---------------------
James L. Lipscomb

          *                                             Director
---------------------
Richard J. Miller

          *                                           Vice President and
---------------------                              Chief Financial Officer
Timothy J. Klopfenstein

          *                                             Director
---------------------
Stewart G. Nagler

          *                                             Director
---------------------
Stanley J. Talbi

          *                                             Director
---------------------
Lisa M. Weber

          *                                             Director
---------------------
William J. Wheeler

          *                                   Director, Vice President and
---------------------                                   Treasurer
Anthony J. Williamson

          *                                   Vice President and Controller
---------------------                        (Principal Accounting Officer)
Virginia M. Wilson


                              By:   /s/ Marie C. Swift
                                    ------------------------
                                        Marie C. Swift, Esq.
                                        Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                               Exhibit Index

Exhibit
                                                                        Page

        (c )(v)        Agreements with agents and managing partners

         (r)           Powers of Attorney